EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main
ROVI CORPORATION REPORTS FULL YEAR AND FOURTH QUARTER FINANCIAL PERFORMANCE

SANTA CLARA, Calif. (BUSINESS WIRE)—February 16, 2012—Rovi Corporation (NASDAQ: ROVI) announced today that it had full year 2011 revenues of $690.8 million, compared to $541.5 million for 2010.  Fourth quarter 2011 revenues were $177.2 million, compared to $140.2 million for the fourth quarter of 2010.  Revenues and results from continuing operations exclude the results of the Roxio software business which was sold on February 1, 2012, and have been reclassified to discontinued operations.  2011 GAAP net loss per common share was $0.36, compared to net income per common share of $1.94 for 2010.  Fourth quarter 2011 GAAP net loss per common share was $0.46, compared to net income per common share of $0.59  for the fourth quarter of 2010.  The Company's GAAP net loss for the fourth quarter and the full year 2011 included a $40.6 million impairment charge related to reducing the carrying value of the Roxio software asset group to fair value less costs to sell.  The Company's GAAP earnings for the fourth quarter and the full year 2010 included a $40.7 million and a $139.2 million income tax benefit, respectively.

On a non-GAAP Adjusted Pro Forma basis, 2011 revenue was $715.7 million compared with $638.8 million in 2010.  Revenues for 2011 were near the high end of the 2011 estimates provided on January 12, 2012, after taking into account the reclassification of the Roxio software business to discontinued operations.  Fourth quarter 2011 Adjusted Pro Forma revenues were $177.2 million, compared with $166.6 million for the fourth quarter of 2010.  Adjusted Pro Forma Income per common share was $2.40 for 2011 (at the high end of 2011 estimates provided on January 12, 2012, after taking into account the reclassification of the Roxio software business to discontinued operations), compared to $1.84 for 2010.  Adjusted Pro Forma Income Per Common Share for the fourth quarter of 2011 was $0.60, compared to $0.48 for the fourth quarter of 2010. Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are defined below, in the section entitled Non-GAAP or Adjusted Pro Forma Information.  Reconciliations between GAAP pro forma and Adjusted Pro Forma results from operations are provided in the tables below.

“We grew our Adjusted Pro Forma revenue by 12% in 2011 and our Adjusted Pro Forma Income Per Common Share by over 30% in 2011.” said Tom Carson, President and CEO of Rovi.  “I am pleased with the many successes achieved across our business in 2011.”

“Consistent with the growth areas that we identified at our investor day in early January, and after taking into account the divestiture of the Roxio business, we expect our Adjusted Pro Forma Revenue for the full calendar year 2012 to range between $755 million and $785 million and we expect our full year Adjusted Pro Forma Income Per Common Share to range between $2.35 and $2.65.” added James Budge, Chief Financial Officer of Rovi.

Non-GAAP or Adjusted Pro Forma Information
Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP, including, but not limited to, GAAP pro forma information prepared in accordance with ASC 805, Business Combinations.

Adjusted Pro Forma and GAAP pro forma measures assume the Sonic Solutions business combination and the Roxio software business disposition both occurred on January 1, 2010. Adjusted Pro Forma Income is defined as GAAP pro forma income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps and caps, the reversals of discrete tax items including reserves and the release of a portion of a payroll tax liability which Sonic Solutions established in prior years in connection with a stock option review; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption of debt, gains on sale of strategic investments, the loss on exiting the Guideworks Joint Venture, and expenses related to certain Gemstar pre-acquisition indemnification and other matters in excess of reserves established in purchase accounting. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income and taking into account the benefit of the convertible debt call option when it allows the Company to purchase shares of its own stock at a price below what those shares could be purchased for in the open market.

The Company’s management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, losses on debt redemption, the loss on exiting the Guideworks Joint Venture, expenses related to certain Gemstar pre-acquisition indemnification and other matters in excess of reserves established in purchase accounting, gains on sale of strategic investments and the release of a portion of a payroll tax liability which Sonic Solutions established in prior years in connection with a stock option review for the same reason.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps and caps, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company’s operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its convertible debt.  Management includes the benefit of the convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and is excluded from GAAP EPS calculation as it is anti-dilutive, because the pragmatic reality is management would exercise this option rather than allow this dilution to occur.  This convertible debt call option was exercised in August 2011.

Management is using these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies.  Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does. Reconciliations between historical pro forma and Adjusted Pro Forma results of operations are provided in the tables below.

Dial-in Information
Rovi Corporation will hold an investor conference call at 4:30 p.m. Eastern time on February 16, 2012.  Investors and analysts interested in participating in the conference are welcome to call 877-941-0150 (or international +1-480-629-9813) and reference the Rovi call.

The conference call can also be accessed via live webcast at www.rovicorp.com on February 16, 2012 at 4:30 p.m. Eastern time. The on-demand audio webcast of the earnings conference call will be made available as soon as practicable after the live webcast ends.

A replay of the conference call will be available through May 3, 2012 and can be accessed by calling 800-406-7325 (or international +1 303-590-3030) and entering passcode 4508428#. A replay of the audio webcast will be available on Rovi Corporation’s website approximately 1-2 hours after the live webcast ends and will remain on Rovi Corporation’s website until our next quarterly earnings call.

About Rovi Corporation
Rovi Corporation is focused on revolutionizing the digital entertainment landscape by delivering solutions that enable consumers to intuitively connect to new entertainment from many sources and locations. The company also provides extensive entertainment discovery solutions for television, movies, music and photos to its customers in the consumer electronics, cable and satellite, entertainment and online distribution markets. These solutions, complemented by industry leading entertainment data, create the connections between people and technology, and enable them to discover and manage entertainment in an enjoyable form.

Rovi holds over 5,100 issued or pending patents worldwide and is headquartered in Santa Clara, California, with numerous offices across the United States and around the world including Japan, China, Luxembourg, and the United Kingdom. More information about Rovi can be found at www.rovicorp.com.

All statements contained herein, including the quotations attributed to Mr. Carson and Mr. Budge, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and future opportunities for product, market or customer expansion.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2011 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

# # #

Investor Contact:
Chris Keller
Rovi Corporation
+1 (408) 562-8400

James Budge
Rovi Corporation
+1 (408) 562-8400

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010

Revenues	$177,204	$140,184	$690,810	$541,490

Costs and expenses:
Cost of revenues	29,338	17,285	107,487	99,129
Research and development	45,773	24,297	162,693	95,687
Selling, general and administrative	44,729	40,641	186,210	142,197
Depreciation	5,171	4,595	20,038	18,758
Amortization of intangible assets	28,735	19,823	110,280	80,395
Restructuring and asset impairment charges	1,969	-	20,800	—
Total costs and expenses	155,715	106,641	607,508	436,166

Operating income from continuing operations	21,489	33,543	83,302	105,324
Interest expense	(13,002)	(10,544)	(53,776)	(42,935)
Interest income and other, net	898	21	4,859	1,770
(Loss) gain on interest rate swaps and caps, net	(2,857)	5,097	(4,314)	34,197
Loss on debt redemption	(2,096)	(836)	(11,514)	(16,806)
Gain on sale of strategic investment	-	-	-	5,895
Income from continuing operations before income taxes	4,432	27,281	18,557	87,445
Income tax expense (benefit)	11,429	(40,749)	8,818	(139,213)
Income (loss) from continuing operations, net of tax	(6,997)	68,030	9,739	226,658
Discontinued operations, net of tax	(42,349)	(845)	(51,025)	(13,774)
Net (loss) income	$(49,346)	$67,185	$(41,286)	$212,884

Basic earnings per share:
Basic income (loss) per share from continuing operations	$(0.07)	$0.65	$0.09	$2.20
Basic loss per share from discontinued operations	$(0.39)	$(0.01)	$(0.47)	$(0.14)
Basic net earnings per share	$(0.46)	$0.64	$(0.38)	$2.06

Shares used in computing basic net earnings per share	107,599	104,018	108,923	102,658

Diluted earnings per share:
Diluted income (loss) per share from continuing operations	$(0.07)	$0.60	$0.09	$2.07
Diluted loss per share from discontinued operations	$(0.39)	$(0.01)	$(0.45)	$(0.13)
Diluted net earnings per share	$(0.46)	$0.59	$(0.36)	$1.94

Shares used in computing diluted net earnings per share	107,599	112,843	113,131	109,175

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	December 31,
	2011	2010
Current assets:
Cash and cash equivalents	$136,780	$200,195
Short-term investments	283,433	295,120
Trade accounts receivable, net	126,752	78,672
Taxes receivable	2,976	6,811
Deferred tax assets, net	32,152	15,403
Prepaid expenses and other current assets	15,056	12,639
Assets held for sale	20,344	-
Total current assets	617,493	608,840
Long-term marketable investment securities	65,267	200,852
Property and equipment, net	43,203	39,205
Finite-lived intangible assets, net	815,049	702,385
Other assets	41,610	48,785
Goodwill	1,364,145	857,216
Total assets	$2,946,767	$2,457,283
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$107,037	$74,512
Deferred revenue	16,460	15,577
Current portion of long-term debt	25,500	130,816
Liabilities held for sale	5,445	-
Total current liabilities	154,442	220,905
Taxes payable, less current portion	63,980	56,566
Long-term debt, less current portion	969,598	378,083
Deferred revenue, less current portion	4,041	3,995
Long-term deferred tax liabilities, net	36,267	26,249
Other non current liabilities	25,687	19,293
Total liabilities	1,254,015	705,091

Redeemable equity component of convertible debt	-	3,859
Stockholders’ equity:
Common stock	123	112
Treasury stock	(482,479)	(134,931)
Additional paid-in capital	2,114,402	1,781,986
Accumulated other comprehensive loss	(313)	(1,139)
Retained earnings	61,019	102,305
Total stockholders’ equity	1,692,752	1,748,333
Total liabilities and stockholders' equity	$2,946,767	$2,457,283

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
	Three Months Ended			Three Months Ended
	December 31, 2011			December 31, 2010
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
CE manufacturers	$80,389	$-	$80,389	$71,826	$-	$71,826
Service providers	78,127	-	78,127	70,477	-	70,477
Other	18,688	-	18,688	24,327	-	24,327
	177,204	-	177,204	166,630	-	166,630
Costs and expenses:
Cost of revenues (2)	29,338	(1,803)	27,535	24,049	(501)	23,548
Research and development (3)	45,773	(10,750)	35,023	34,630	(4,008)	30,622
Selling, general and administrative (4)	44,729	(11,420)	33,309	54,146	(9,917)	44,229
Depreciation (5)	5,171	-	5,171	5,177	-	5,177
Amortization of intangible assets	27,513	(27,513)	-	28,381	(28,381)	-
Restructuring and asset impairment charges	1,969	(1,969)	-	-	-	-
Total costs and expenses	154,493	(53,455)	101,038	146,383	(42,807)	103,576
Operating income from continuing operations	22,711	53,455	76,166	20,247	42,807	63,054
Interest expense (6)	(13,002)	6,829	(6,173)	(10,560)	9,653	(907)
Interest income and other, net	898	-	898	(310)	-	(310)
(Loss) gain on interest rate swaps and caps, net (7)	(2,857)	2,857	-	5,097	(5,097)	-
Loss on debt redemption	(2,096)	2,096	-	(836)	836	-
Income from continuing operations before income taxes	5,654	65,237	70,891	13,638	48,199	61,837
Income tax expense (benefit) (8)	11,453	(5,782)	5,671	(37,854)	44,038	6,184
(Loss) income from continuing operations, net of tax	$(5,799)	$71,019	$65,220	$51,492	$4,161	$55,653
Diluted (loss) income per share from continuing operations	$(0.05)		$0.60	$0.43		$0.48
Shares used in computing diluted net earnings per share (9)	107,599	784	108,383	118,747	(2,544)	116,203

(1) GAAP Pro Forma financial information has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic and sale of Roxio Consumer Software business had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		2011	2010
Equity based compensation		$(1,331)	$(501)
Transition and integration costs		(472)	-
Total adjustment		$(1,803)	$(501)
(3) Adjustments to research and development consist of the following:
		2011	2010
Equity based compensation		$(6,536)	$(4,008)
Transition and integration costs		(4,214)	-
Total adjustment		$(10,750)	$(4,008)
(4) Adjustments to selling, general and administrative consist of the following:
		2011	2010
Equity based compensation		$(9,783)	$(8,120)
Transition and integration costs		(1,637)	-
Transaction & other M&A activities		-	(3,261)
Release of Sonic payroll tax witholding liabilities related to
stock option review		-	1,464
Total adjustment		$(11,420)	$(9,917)

(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the 2011 period, since the preceding adjustments to pro forma loss from continuing operations resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding. For the 2010 period, adjustment recognizes the benefit of convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)
	Twelve Months Ended			Twelve Months Ended
	December 31, 2011			December 31, 2010
	GAAP		Adjusted	GAAP		Adjusted
	Pro Forma (1)	Adjustments	Pro Forma	Pro Forma (1)	Adjustments	Pro Forma
Revenues:
CE manufacturers	$336,505	$-	$336,505	$289,775	$-	$289,775
Service providers	299,883	-	299,883	267,458	-	267,458
Other	79,311	-	79,311	81,524	-	81,524
	715,699	-	715,699	638,757	-	638,757
Costs and expenses:
Cost of revenues (2)	110,501	(5,285)	105,216	123,333	(30,035)	93,298
Research and development (3)	168,336	(33,116)	135,220	131,136	(11,513)	119,623
Selling, general and administrative (4)	194,202	(52,360)	141,842	204,010	(36,626)	167,384
Depreciation (5)	20,279	-	20,279	21,508	-	21,508
Amortization of intangible assets	112,021	(112,021)	-	114,673	(114,673)	-
Restructuring and asset impairment charges	20,800	(20,800)	-	5	(5)	-
Total costs and expenses	626,139	(223,582)	402,557	594,665	(192,852)	401,813
Operating income from continuing operations	89,560	223,582	313,142	44,092	192,852	236,944
Interest expense (6)	(53,768)	31,138	(22,630)	(43,092)	35,943	(7,149)
Interest income and other, net (7)	4,673	-	4,673	1,256	992	2,248
(Loss) gain on interest rate swaps and caps, net (8)	(4,314)	4,314	-	34,197	(34,197)	-
Loss on debt redemption	(11,514)	11,514	-	(16,806)	16,806	-
Gain on sale of strategic investment	-	-	-	5,895	(5,895)	-
Income from continuing operations before income taxes	24,637	270,548	295,185	25,542	206,501	232,043
Income tax expense (benefit) (9)	32,763	(9,149)	23,614	(137,667)	160,872	23,205
(Loss) income from continuing operations, net of tax	$(8,126)	$279,697	$271,571	$163,209	$45,629	$208,838
Diluted (loss) income per share from continuing operations	$(0.07)		$2.40	$1.41		$1.84
Shares used in computing diluted net earnings per share (10)	109,682	3,300	112,982	115,080	(2,061)	113,019

(1) GAAP Pro Forma financial information has been prepared in accordance with ASC 805, Business Combinations, and assumes the acquisition of Sonic and sale of Roxio Consumer Software business had occurred on January 1, 2010.

(2) Adjustments to cost of revenues consist of the following:
		2011	2010
Equity based compensation		$(4,047)	$(1,551)
Transition and integration costs		(1,238)	-
Expenses related to certain Gemstar pre-acquisition
indemnification and other matters in excess of reserves
established in purchase accounting		-	(28,484)
Total adjustment		$(5,285)	$(30,035)
(3) Adjustments to research and development consist of the following:
		2011	2010
Equity based compensation		$(21,724)	$(11,513)
Transition and integration costs		(11,392)	-
Total adjustment		$(33,116)	$(11,513)
(4) Adjustments to selling, general and administrative consist of the following:
		2011	2010
Equity based compensation		$(38,210)	$(34,829)
Transition and integration costs		(14,150)	-
Transaction & other M&A activities		-	(3,261)
Release of Sonic payroll tax witholding liabilities related
to stock option review		-	1,464
Total adjustment		$(52,360)	$(36,626)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclass to include the impact of interest rate swaps on interest expense.

(7) Adjustment eliminates the $1.0 million loss related to exiting the Guideworks Joint Venture.
(8) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit from the interest rate swap to interest expense.
(9) Adjusts tax expense to the adjusted pro forma cash tax rate.
(10) For the 2011 period, since the preceding adjustments to pro forma loss from continuing operations resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding. For the 2010 period, adjustment recognizes the benefit of the convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and which is excluded from GAAP EPS calculation as it is anti-dilutive.